Basis of preparation (Tables)	12 Months Ended
Mar. 31, 2025
Basis of preparation
Schedule of impact on consolidated financial statements due to hyperinflation
The main impacts of the aforementioned adjustments for the Group’s Turkish and Ethiopian operations on the consolidated financial statements are shown below.

	Increase/(decrease)

	2025 €m	2024 € m	2023 € m

Impact on the consolidated income statement for the years ended 31 March

Revenue	88	111	85

Operating (loss)/profit 1	(287)	66	(87)

Loss for the financial year 1	(449)	(169)	(123)

	Increase

	2025 €m	2024 € m	2023 € m

Impact on the consolidated statement of financial position at 31 March

Net assets	1,029	981	814

Equity attributable to owners of the parent	987	913	777

Non-controlling interests	41	68	37
Note:

1.	Includes € 112 million gain on the net monetary assets/liabilities (2024: € 360 million gain. 2023: € 198 million gain).